GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated August 9, 2018 to the

Prospectus dated February 28, 2018, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II (the “Board”), DWS Investment Management Americas, Inc., Quantitative Management Associates LLC, and Vaughan Nelson Investment Management, L.P. will now serve as Underlying Managers of the Goldman Sachs Multi-Manager Global Equity Fund. Furthermore, BlueBay Asset Management LLP, an Underlying Manager of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, will now manage an allocation of global high yield debt. Effective immediately, the Funds’ Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), DWS Investment Management Americas, Inc. (“DIMA”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Principal Global Investors, LLC (“Principal”), Quantitative Management Associates LLC (“QMA”), Russell Investments Implementation Services, LLC (“RIIS”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Causeway Capital Management LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

DWS Investment Management Americas, Inc.

DWS Investment Management Americas, Inc. (“DIMA”), located at 345 Park Avenue, New York, New York 10154, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), provides traditional and alternative investment management services across a range of asset classes. DIMA is part of the global investment management business of DWS Group GmbH & Co. KGaA (“DWS”). Together with DWS and its affiliates, the firm had approximately $833.5 billion in assets under management as of March 31, 2018. With respect to the Fund, the firm manages an index-based equity allocation that seeks to closely track all or a subset of the securities of the MSCI ACWI Diversified Multi-Factor Index.

The following is added below “Principal Global Investors, LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Quantitative Management Associates LLC (“QMA”)

Quantitative Management Associates LLC (“QMA”), located at Gateway Center Two, 6th Floor, Newark, New Jersey 07102, an investment adviser registered with the SEC and a Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is the quantitative equity and global multi-asset investment management business of PGIM, Inc. The firm had approximately $126.7 billion in assets under management as of June 30, 2018. With respect to the Fund, the firm manages an allocation of U.S. equity securities.

The following is added below “Russell Investments Implementation Services, LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Suite 6300, Houston, Texas 77002, an investment adviser registered with the SEC, focuses on managing U.S. equity and fixed income strategies. The firm had approximately $12.8 billion in assets under management as of March 31, 2018. With respect to the Fund, the firm manages a dynamic equity allocation.

The following replaces in its entirety “BlueBay Asset Management LLP” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund”:

BlueBay Asset Management LLP

BlueBay Asset Management LLP (“BlueBay”), headquartered at 77 Grosvenor Street, London W1K 3JR, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $61.1 billion of assets under management as of July 31, 2018. With respect to the Fund, the firm manages an allocation of global high yield debt.

The following replaces the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Funds’ annual report for period ended October 31, 2017 or will be available in the Funds’ annual report for the period ended October 31, 2018.

This Supplement should be retained with your Prospectus for future reference.

SMAMGRCHGSTK 08-18